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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 20, 2003

                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        Commission file number 001-14989

              DELAWARE                                  25-1723342
    (State or other jurisdiction of         (IRS Employer Identification No.)
     incorporation or organization)

    225 WEST STATION SQUARE DRIVE
              SUITE 700
      PITTSBURGH, PENNSYLVANIA 15219                 (412) 454-2200
 (Address of principal executive offices)    (Registrant's telephone number,
                                                   including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

     On November 20, 2003, WESCO issued a press release announcing the purchase of 4.3 million shares of its outstanding Class B Nonvoting Convertible Common Stock. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     a)  Financial statements of businesses acquired.

     Not applicable.

     b)  Pro forma financial information.

     Not applicable.

     c)  Exhibits.

     99.1 Press Release of WESCO International, Inc. dated November 20, 2003












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             November 20, 2003            WESCO International, Inc.
        ----------------------------    -----------------------------------
                 (Date)


                                          /s/ Stephen A. Van Oss
                                        -----------------------------------
                                          Stephen A. Van Oss
                                          Vice President, Chief Financial
                                          Officer

















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EXHIBIT INDEX

Exhibit 99.1:    Press release of WESCO International, Inc. dated November 20,
                 2003.

















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